Exhibit 99.1

SHURGARD
SELF·STORAGE

SELF-STORAGE SECURITISATION B.V.
Quarterly Investor Report

For the Note Interest Period
03 October 2005 – 02 January 2006

14 February 2006

SELF-STORAGE SECURITISATION B.V.

Quarterly Investor Report

Copyright protection exists in this report and it may not be reproduced or distributed to any person for any purpose. Please cite source when quoting. All rights reserved.

Certain information contained in this report is derived from information provided to or obtained by the Borrower from third parties outside the Securitisation Group. The Borrower makes no representation as to the accuracy, completeness or timeliness of such information. Except for the quarterly preparation of this report, the Borrower has no obligation to update, modify or amend the information in this report or to otherwise notify a reader thereof in the event that any matter stated herein changes or subsequently becomes inaccurate.

This report is provided to you for information purposes only and is not intended as an offer or solicitation for the purchase or sale of any financial instrument in any jurisdiction. Except in the case of fraud, neither the Borrower nor any officer or employee of the Borrower accepts any liability whatsoever for any direct or consequential loss arising from any use of this report or its contents.

Reports are available on Bloomberg [SELFS <MTGE>] and via:

http://investorrelations.shurgardeurope.com

SELF-STORAGE SECURITISATION B.V.

Quarterly Investor Report

SELF STORAGE SECURITISATION B.V.

Quarterly Investor Report

1.	DESCRIPTION OF THE NOTES AT CLOSING

						Ratings
Notes	Issue (€)	ISIN	Coupon	Expected Maturity	Final Maturity	S&P	Fitch
Class A	235,000,000	XS0200923943	Floating	1 Oct-11	1 Oct-14	AAA	AA
Class B	40,000,000	XS0200928074	Floating	1 Oct-11	1 Oct-14	A	A
Class C	50,000,000	XS0200929809	Floating	1 Oct-11	1 Oct-14	BBB	BBB

Total	325,000,000

Issuer:	Self-Storage Securitisation B.V.

Borrower:	Shurgard Self Storage SCA

Date of Issue:	15 October 2004

Lead Manager:	Citigroup Global Markets Limited

Swap Counterparty:	Citigroup Global Markets Limited

Liquidity Facility Provider:	Barclays Bank PLC

Borrower Security Trustee / Trustee:	Citicorp Trustee Company Limited

Issuer Account Bank / Cash Pooling Account Bank	Bank of America, N.A., London Branch

Irish Paying Agent:	Citibank International plc

Principal Paying Agent / Agent Bank:	Citibank, N.A.

Common Depositary:	Citibank, N.A.

Listing:	Irish Stock Exchange

Note:

All information in this Report relates to the specified Note Interest Period / Note Payment Date, unless otherwise stated

SELF STORAGE SECURITISATION B.V.

Quarterly Investor Report

2.	THE NOTES

(A)	Payments

Class of Notes	Principal (€)	Interest (€)	Total (€)
Class A	—	1,513,400.00	1,513,400.00
Class B	—	298,488.80	298,488.80
Class C	—	417,833.00	417,833.00

Total	—	2,229,721.80	2,229,721.80

(B)	Principal Payments

Class of Notes	Balance at Beginning of Period (€)	Principal Payments (€)	Balance at End of Period (€)
Class A	235,000,000.00	—	235,000,000.00
Class B	40,000,000.00	—	40,000,000.00
Class C	50,000,000.00	—	50,000,000.00

Total	325,000,000.00	—	325,000,000.00

(C)	EURIBOR and Interest Rate

Class of Notes	Applicable 3-Month EURIBOR	Margin	Interest Rate
Class A	2.1700%	0.3500%	2.5200%
Class B	2.1700%	0.7500%	2.9200%
Class C	2.1700%	1.1000%	3.2700%

(D)	Current Ratings of the Notes

Ratings
Class of Notes	S&P	Fitch
Class A	AAA	AA
Class B	A	A
Class C	BBB	BBB

SELF STORAGE SECURITISATION B.V.

Quarterly Investor Report

3.	ISSUER RECEIPTS AND DISTRIBUTIONS

(A)	Issuer Receipts

Issuer Receipts	€
Interest and Principal Payments Received from the Borrower	3,512,099.58
Ongoing Facility Fees Received from the Borrower	338,224.83
Net Amount due from Interest Rate Swap Counterparty	0.00
Interest Income on Issuer Accounts	508.11
Other Receipts	0.00

Total Receipts	3,850,832.52

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(B)	Issuer Distributions – Issuer Pre-Enforcement Priority of Payments

Payments (1)		Amounts Due €	Amounts Paid €	Amounts Unpaid €
1. Senior Expenses
(a)	(i) Trustee	5,875.00	5,875.00
	(ii) Trustee and Issuer Dutch Account	21,000.00	21,000.00
(b)	(i) Tax authorities and other third-party creditors	—	—
	(ii) Issuer Management Agreement fee	10,000.00	10,000.00
(c)	Cash Administrator (if not Borrower), Rating Agencies, Paying Agents, the Agent Bank and Issuer Account Banks	61,145.72	61,145.72

2. Liquidity
(d)	Amounts due to the Liquidity Facility Provider (including principal and interest)	18,904.11	18,904.11

3. Interest Rate Hedging
(e)	(i) Interest Rate Swap Counterparty (under interest rate swap and cap)	1,503,677.78	1,503,677.78
	(ii) Other interest rate swap counterparty	—	—

4. Interest and Principal
(f)	Class A Interest	1,513,400.00	1,513,400.00
(g)	Class A Principal	—	—
(h)	Class B Interest	298,488.80	298,488.80
(i)	Class B Principal	—	—
(j)	Class C Interest	417,833.00	417,833.00
(k)	Class C Principal	—	—

5. Subordinated Amounts
(l)	(i) Interest Rate Swap Counterparty	—	—
	(ii) Liquidity Facility Provider	—	—

6. Surplus
(m)	Surplus (if any) to the Issuer or other entitled persons	508.11	508.11

Total		3,850,832.52	3,850,832.52	—

(1)	Please refer to the Offering Circular for detailed description of payment items

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Quarterly Investor Report

(C)	Issuer Net Receipts / Liquidity Drawings

(In €)
Total Receipts	3,850,832.52
Less: Issuer Pre-Enforcement Priority of Payments (a)-(m)	3,850,832.52

Issuer Net Receipts / Required Liquidity Drawings (if <0)	0.00

(D)	Liquidity Analysis

(In €)
Liquidity Facility Availability
Committed Amount of Note Liquidity Facility	30,000,000.00
Liquidity Facility Available for Drawing	30,000,000.00

Liquidity Drawings
Required Liquidity Drawings	—
Liquidity Facility Available for Drawing	30,000,000.00

Liquidity Drawn (Lesser of Required Drawings and Available for Drawing)	—

Liquidity Facility Shortfall
Required Liquidity Drawings	—
Liquidity Facility Available for Drawing	30,000,000.00

Shortfall (Lesser of: (i) Required Drawings less Available for Drawing and (ii) Zero)	—

Liquidity Facility Balance
Liquidity Balance Beginning	—
Less: Repayment	—
Plus: Liquidity Drawn	—

Liquidity Balance Brought Forward	—

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Quarterly Investor Report

4.	BORROWER PERFORMANCE

(A)	Net Operating Income (for purpose of DSCR Cashflow calculation)

Net Operating Income	€
Gross Operating Income	22,974,621.75
Less: Direct Operating Expenses	8,485,963.19
Less: Store Leasehold Expenses	470,641.76

Net Operating Income	14,018,016.79

(B)	DSCR Cashflow (as defined in the Offering Circular)

DSCR Cashflow	€
Net Operating Income	14,018,016.79
Plus: Interest earned on cash deposits for remedy of DSCR covenant breach, if applicable	—
Less: Senior Expenses ((a), (b), (c)(ii) and (d) of Borrower Pre-Enforcement Priority of Payments)	103,895.72
Less: Required Maintenance Amount for Quarter	250,000.00
Less: Corporation Tax Payable or Reserved	136,720.00
Less: Management Fee (7% of Gross Operating Income)	1,608,223.52

DSCR Cashflow	11,919,177.55

(C)	Debt Service

Debt Service	€
Interest Payments: (g), (i) and (k) of Borrower Pre-Enforcement Priority of Payments	3,512,099.58
Hedging Costs: (f) of Borrower Pre-Enforcement Priority of Payments	608,454.29
Liquidity Facility: (e) of Borrower Pre-Enforcement Priority of Payments	18,904.11

Total Debt Service	4,139,457.98

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(D)	LTV

LTV	€
(a) Aggregate Term Advances Outstanding	325,000,000.00
(b) Aggregate Value of Mortgaged Properties (as of most recent Valuation)	587,015,000.00
(c) Aggregate Secured Amounts	578,255,000.00
(d) Cash Deposits for Remedy of Breach of LTV Covenant, if applicable	—

LTV = (a) / [(d) plus Lesser of (b) and (c)]	56.20%

(E)	DSCR

DSCR	€
DSCR (For Last Loan Interest Period)	2.88
DSCR (For Rolling Two Loan Interest Periods), if applicable	2.73
DSCR (For Rolling Three Loan Interest Periods), if applicable	2.61
DSCR (For Rolling Four Loan Interest Periods), if applicable	2.50

(F)	Excess Cash

Excess Cash	€
Excess Cash	8,765,686.09

(G)	Cash Reserve and Cash Release Schedule

Cash Reserve and Cash Release Amount	€
Beginning Cash Reserve Balance	—
Plus: Cash Reserve Amount	—
Less: Cash Release Amount	—

Ending Cash Reserve Balance	—

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Quarterly Investor Report

5.	FINANCIAL COVENANT TESTS

LIP = This Loan Interest Period

RLIP = Rolling Four Loan Interest Periods (or Three or Two Loan Interest Periods, as applicable)

Test	Test Fre-quency	Period Tested	Coven- ant Trigger		Satisfied / Not Satisfied / N/A
LTV: LTV is below LTV Covenant	Quarterly	N/A	60%		Satisfied

DSCR: DSCR is above Debt Service Covenant	Quarterly	LIP	1.500		Satisfied

Property Advisor: DSCR is at or above Property Advisor Covenant	Quarterly	LIP	1.600		Satisfied

Restricted Payment: DSCR is above Restricted Payment Covenant and there is no Loan Event of Default or Potential Loan Event of Default	Quarterly	LIP and RLIP	2.000		Satisfied

Cash Reserve: DSCR is above Cash Reserve Trigger	Annual	RLIP	2.000		Satisfied

Cash Release: DSCR is above Cash Release Trigger	Annual	RLIP	[—	]	N/A

Adjusted JV DSCR (if applicable) is at or above covenant trigger	Quarterly	LIP	1.000		N/A

SELF STORAGE SECURITISATION B.V.

Quarterly Investor Report

6.	PORTFOLIO INFORMATION

Portfolio Information
Number of Properties in Securitisation Estate	101
Weighted Average Occupancy Rate	82.26%
Aggregate Value of Mortgaged Properties (as of most recent Valuation)	587,015,000.00
Permitted Disposals, Acquisitions and Substitution – Details per Disposed Property / Sold Chargor, as applicable, including:·	—
Property Address
Sale Price
Net Operating Income over Previous Twelve Months (for Substitution only)
Value of Property (for Substitution only)
As % of Aggregate Value of Mortgaged Properties (as per most recent Valuation)
Attributable Debt Amount
Allocated Debt Amount
Amount deposited into Disposal Proceeds Account
Aggregate Value of Disposed Properties (in € and % of Aggregate Value of Mortgaged Properties)	—
Cumulative Value of Disposed Properties (in € and % of Aggregate Value of Mortgaged Properties)	—

7.	QUARTERLY PERFORMANCE BY COUNTRY

Country	No. of Properties	Average Occupancy	Rental Rate (€ per sqm, p.a.)	Gross Operating Income (€‘000)	Net Operating Income (€‘000)
Belgium	18	79.27%	140.22	2,969.39	1,988.86
Denmark	4	88.01%	192.48	900.38	390.99
France	24	85.15%	213.89	6,160.42	3,674.79
Netherlands	23	78.44%	176.21	4,235.92	2,748.94
Sweden	20	86.47%	185.71	4,715.02	2,843.05
UK	12	79.39%	312.77	3,993.49	2,371.38

Total / Average	101	82.26%	196.62	22,974.62	14,018.02

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8.	HISTORICAL RESULTS

LIP = This Loan Interest Period

(A)	Borrower Performance

DSCR Cashflow (as defined in the Offering Circular)

€		YTD	LIP - 3	LIP - 2	LIP - 1	LIP
Gross Operating Income		86,383,849.29	20,129,338.23	21,049,214.56	22,230,674.76	22,974,621.75
Less:	Direct Operating Expenses	36,178,771.69	9,496,989.73	9,247,168.59	8,948,650.17	8,485,963.19
Less:	Store Leasehold Expenses	1,863,748.68	398,027.84	397,163.31	597,915.77	470,641.76
Net Operating Income		48,341,328.92	10,234,320.65	11,404,882.66	12,684,108.82	14,018,016.79
Plus:	Interest earned on cash deposits for remedy of DSCR covenant breach, if applicable	—	—	—	—	—
Less:	Senior Expenses ((a), (b), (c)(ii) and (d) of Borrower Pre-Enforcement Priority of Payments)	108,022.54	1,318.51	1,401.61	1,406.70	103,895.72
Less:	Required Maintenance Amount for Quarter	1,000,000.00	250,000.00	250,000.00	250,000.00	250,000.00
Less:	Corporation Tax Payable or Reserved	136,720.00				136,720.00
Less:	Management Fee (7% of Gross Operating Income)	6,046,869.45	1,409,053.68	1,473,445.02	1,556,147.23	1,608,223.52

DSCR Cashflow		41,049,716.93	8,573,948.47	9,680,036.03	10,876,554.89	11,919,177.55

Debt Service

€	YTD	LIP - 3	LIP - 2	LIP - 1	LIP
Interest and Principal Payments: (g), (i) and (k) of Borrower Pre-Enforcement Priority of Payments	13,895,699.16	3,321,224.73	3,473,926.06	3,588,448.79	3,512,099.58
Hedging Costs: (f) of Borrower Pre-Enforcement Priority of Payments	2,416,984.37	587,413.30	604,246.09	616,870.69	608,454.29
Liquidity Facility: (e) of Borrower Pre-Enforcement Priority of Payments	74,794.52	17,876.71	18,698.63	19,315.07	18,904.11

Debt Service	16,387,478.05	3,926,514.74	4,096,870.78	4,224,634.55	4,139,457.98

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LTV and DSCR

€	LIP - 3	LIP - 2	LIP - 1	LIP
LTV	56.20%	56.20%	56.20%	56.20%
DSCR (For Last Loan Interest Period)	2.18	2.36	2.57	2.88
DSCR (For Rolling Two Loan Interest Periods), if applicable	2.14	2.28	2.47	2.73
DSCR (For Rolling Three Loan Interest Periods), if applicable	N/A	2.22	2.38	2.61
DSCR (For Rolling Four Loan Interest Periods), if applicable	N/A	N/A	2.31	2.50

(B)	Issuer Receipts and Distributions

€		YTD	LIP - 3	LIP - 2	LIP - 1	LIP
Total Receipts		14,958,499.97	3,561,719.98	3,715,476.91	3,830,470.56	3,850,832.52
Less:	Interest Payments	8,736,793.60	2,099,116.40	2,185,770.50	2,222,184.90	2,229,721.80
Less:	Principal Payments	—	—	—	—	—
Less:	Fees and Other Payments: (a) – (e), (l) of Issuer Priority of Payments	6,221,706.37	1,462,603.58	1,529,706.41	1,608,285.66	1,621,110.72

Issuer Net Receipts / Shortfall		—	—	—	—	—

(C)	Notes Amounts Outstanding

€	LIP - 3	LIP - 2	LIP - 1	LIP
Beginning Balance	325,000,000.00	325,000,000.00	325,000,000.00	325,000,000.00
Less: Principal Payments			—	—

End Balance	325,000,000.00	325,000,000.00	325,000,000.00	325,000,000.00